EXHIBIT 10.68

FIRST AMENDMENT TO

WARRANT REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE WARRANT REPURCHASE AGREEMENT (this “Agreement”) dated July 8, 2005 by and between TRX, Inc., a Georgia corporation (the “Company”), and Sabre Investments, Inc., a Delaware corporation (the “Warrantholder”) is made and entered into as of the 22nd day of September, 2005.

WHEREAS, pursuant to the Warrant Agreement dated as of November 16, 2001, by and between the Company and the Warrantholder (the “Warrant Agreement”), the Warrantholder holds a warrant to purchase 640,285 shares of Common Stock, $.01 par value per share, of the Company at an exercise price of $11.0326 per share (the “Warrant”);

WHEREAS, the Company has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission with respect to the issuance and sale of the Company’s Common Stock in an underwritten initial public offering (the “Public Offering”);

WHEREAS, in connection with the Public Offering, the Company desires to purchase from the Warrantholder, and the Warrantholder desire to sell to the Company, the Warrant; and

WHEREAS, the Company and the Warrantholder desire to amend the Warrant Repurchase Agreement as set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Section 1 of the Warrant Repurchase Agreement is hereby deleted and the following inserted in lieu thereof:

“1. Purchase and Sale. Subject to the terms and conditions set forth herein, effective immediately prior to the date and time of the First Closing Date (as defined in the Underwriting Agreement to be entered into between the Company and the several underwriters named therein in connection with the Public Offering) the Warrantholder hereby sells to the Company, and the Company hereby purchases from the Warrantholder, the Warrant. The purchase price to be paid to the Warrantholder for the Warrant (the “Purchase Price”) shall be $3,800,000, which amount shall be adjusted, if necessary, pursuant to Section 1(b)(ii) and Section 7 of the Warrant Agreement.”

2. All other terms of the Warrant Repurchase Agreement remain in effect.

IN WITNESS WHEREOF the parties have signed this instrument as of the date first set forth above

THE COMPANY: TRX, INC.

By:	/s/ Norwood H. Davis

WARRANTHOLDER: SABRE INVESTMENTS, INC.

By:	/s/ Gary Golden

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